                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        Common Stock
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed

        ------------------------------------------------------------------------

                                                                  April 30, 2004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, JUNE 10, 2004

Dear CPA(R):12 Shareholder,

     On Thursday, June 10, 2004, Corporate Property Associates 12 Incorporated will hold its 2004 Annual Meeting of Shareholders at CPA(R):12's executive offices, 50 Rockefeller Plaza, New York. The meeting will begin at 3:00 p.m.

     We are holding this meeting:

     - To elect five directors for the following year;

     - To transact such other business as may properly come before the meeting.

     Only shareholders who owned stock at the close of business on April 12, 2004 are entitled to vote at the meeting.

     CPA(R):12 mailed this Proxy Statement, proxy, and its Annual Report to shareholders on or about April 30, 2004.

                                          By Order of the Board of Directors

                                          /s/ Susan C. Hyde
                                          SUSAN C. HYDE
                                          Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING, WHETHER OR NOT YOU ATTEND THE MEETING. YOU CAN VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY, SIGNING AND DATING IT AND MAILING IT IN THE BUSINESS REPLY ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                                 APRIL 30, 2004
                            ------------------------

                              QUESTIONS & ANSWERS

WHO IS SOLICITING MY PROXY?

We, the directors of CPA(R):12, are sending you this Proxy Statement and the enclosed proxy.

WHO IS ENTITLED TO VOTE?

Shareholders of CPA(R):12 as of the close of business April 12, 2004 (the record date) are entitled to vote at the Annual Meeting.

HOW MANY SHARES MAY VOTE?

At the close of business on the Record Date, April 12 2004, CPA(R):12 had 30,344,504.5883 shares outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.

HOW DO I VOTE?

You may vote your shares either by attending the Annual Meeting or by submitting a proxy by mail or by telephone or on the Internet. To vote by proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for voting by telephone and Internet. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy even if you plan to attend the meeting.

MAY I REVOKE MY PROXY?

Yes, you may revoke your proxy at any time before the meeting by notifying CPA(R):12's secretary in writing or submitting a new proxy in writing, or by voting in person at the meeting. The mailing address of CPA(R):12 is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

WHAT IS A "QUORUM"?

A "quorum" is the presence, either in person or represented by proxy, of a majority of the shares entitled to vote at the meeting. There must be a quorum for the meeting to be held. A nominee must receive the affirmative vote of a majority of the votes cast at the meeting to be elected to the Board.

HOW WILL VOTING ON SHAREHOLDER PROPOSALS BE CONDUCTED?

We do not know of other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the Annual Meeting, your signed proxy gives authority to the persons named in the proxy to vote your shares on those matters in accordance with their best judgment.

WHO WILL PAY THE COST FOR THIS PROXY SOLICITATION AND HOW MUCH WILL IT COST?

CPA(R):12 will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our affiliate, Carey Asset Management Corp., (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated not to exceed $10,000, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING DUE?

We must receive any proposal which a shareholder intends to present at CPA(R):12's 2005 Annual Meeting no later than December 15, 2004 in order to be included in the CPA(R):12's Proxy Statement and form of proxy relating to that meeting.

     WE WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE, A COPY OF CPA(R):12'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES ATTACHED THERETO, UPON WRITTEN REQUEST TO MS. SUSAN C. HYDE, DIRECTOR OF INVESTOR RELATIONS, CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED, 50 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10020.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, you and the other shareholders will elect five directors, each to hold office until the next Annual Meeting of shareholders except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the Board of Directors. Currently, the Board is unaware of any circumstances which would result in a nominee being unavailable. All of the nominees are now members of the Board of Directors.

                             NOMINATING PROCEDURES

     CPA(R):12's Board of Directors has not designated a separate nominating committee. The full Board of Directors develops and reviews background information for candidates for the Board of Directors, including those recommended by shareholders. Pursuant to CPA(R):12's bylaws, the independent directors shall act together to evaluate and nominate other independent directors. If there are no independent directors at that time, then independent directors shall be nominated by the full Board. Affiliated directors shall similarly act together to evaluate and nominate other affiliated directors. If there are no affiliated directors, then affiliated directors shall be nominated by the full Board.

     Any shareholders entitled to vote at any regular or special meeting of shareholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the Board. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the proxy card for the shareholder meeting at which his or her election is recommended.

     Shareholders may recommend individuals to the Board for consideration as potential director candidates by complying with the notice procedures described in section 4.3(b) of CPA(R):12's bylaws. Such nominations shall be made pursuant to a timely notice in writing to the Secretary of CPA(R):12 at the address set forth below under "Shareholder Communications." To be timely, a shareholder's notice must be delivered to or mailed and received at the principal office of CPA(R):12 not fewer than 30 days nor more than 60 days prior to the meeting at which the proposed nominee is to be elected. However, in the event that fewer than 40 days' notice or prior public disclosure of the date of the meeting is given or made to the shareholder, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of that meeting was made or such public disclosure was made. The nominating shareholder's notice must set forth:

          (i) as to each person whom the shareholder proposes to nominated for election or re-election as a director,

        - the name, age business address and residence address of the person;

        - the principal occupation or employment of the person;

        - the number of shares of CPA(R):12 stock which are beneficially owned by the person; and

        - any other information relating to the person that is required to be disclosed in solicitations for proxies of re-election of directors pursuant to Rule 14(a) of the Securities Exchange Act of 1934.

          (ii) as to the shareholder giving notice,

        - the name and record address of the shareholder; and

        - the number of shares which are beneficially owned by the shareholder.

     The Board may require any proposed nominee to furnish such other information as may reasonably be required by CPA(R):12 or the Board to determine the eligibility of such proposed nominee to serve as a director. The Board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The chairman of the meeting of shareholders held for purposes of voting on the proposed nominee's election shall, if the facts warrant, determine and declare to the shareholders at such meeting that a nomination was not made in accordance with the foregoing procedures. If the chairman should so determine, he or she shall declare that the defective nomination shall be disregarded. The process followed by the Board to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board. The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2003.

     Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons. In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, including candidates recommended by shareholders, the Board will apply the criteria which are set forth in our Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

                      NOMINEES FOR THE BOARD OF DIRECTORS

     The nominees, their ages, the year of election of each of the Board of Directors, their principal occupations during the past five years or more, and directorships of each in public companies in addition to CPA(R):12 are as follows:

WM. POLK CAREY
AGE: 73
DIRECTOR SINCE: 1993

     Mr. Carey serves as Chairman of the Board of CPA(R):12. He has been Chairman and Chief Executive Officer of W. P. Carey & Co. LLC and its predecessors since 1973, has been active in lease financing since 1959 and a specialist in net leasing of corporate real estate property since 1964. Before founding W. P. Carey & Co., Inc. in 1973, he served as Chairman of the Executive Committee of Hubbard, Westervelt & Mottelay (now Merrill Lynch Hubbard), head of Real Estate and Equipment Financing at Loeb, Rhoades & Co. (now Lehman Brothers), and head of Real Estate and Private Placements, Director of Corporate Finance and Vice Chairman of the Investment Banking Board of duPont Glore Forgan Inc. A graduate of the University of Pennsylvania's Wharton School, Mr. Carey also received a Sc. D. honoris causa from Arizona State University and is a Trustee of The Johns Hopkins University and other educational and philanthropic institutions. He serves as Chairman of the Penn Institute for Economic Research
(PIER). In the fall of 1999, Mr. Carey was Executive-in-Residence at Harvard Business School. He also serves as Chairman of the Board and Co-Chief Executive Officer of W. P. Carey & Co. LLC, CPA(R):12's advisor, and as Chairman of the Board and Co-Chief Executive Officer of Carey Institutional Properties Incorporated ("CIP(R)"), Corporate Property Associates 14 Incorporated ("CPA(R):14"), Corporate Property Associates 15 Incorporated ("CPA(R):15") and Corporate Property Associates 16 - Global Incorporated ("CPA(R):16 - Global").

WILLIAM RUDER*
AGE: 82
DIRECTOR SINCE: 1997

     Mr. Ruder is Chairman of the Board and President of William Ruder Incorporated, a consulting firm founded in 1981. From 1948 to 1981, Mr. Ruder was in partnership with David Finn at the firm of Ruder & Finn, an international public relations company. He is a former Assistant Secretary of Commerce of the United States and has served on the boards of directors of the United Nations Association of the United States of America, and Junior Achievement and on the Council on Economic Priorities and is a Trustee of the Committee for Economic Development. He was a member of the Board of Overseers of the Wharton School of the University of Pennsylvania and has also served as a consultant to the Communications Advisory Board to the White House Press Secretary, the Committee for Economic Development and the Office of Overseas Schools for the U.S. State Department. Mr. Ruder was a Tobe Lecturer at Harvard Graduate School of Business and is associated with several other business, civic and cultural organizations. He received a B.S.S. degree from the City College of New York. Mr. Ruder served as a director of W. P. Carey & Co., Inc. from 1987 to 1990. He also is a director of CIP(R) and CPA(R):14.

GEORGE E. STODDARD
AGE: 87
DIRECTOR SINCE: 1997

     Mr. Stoddard was, until 1979, officer-in-charge of the Direct Placement Department of The Equitable Life Assurance Society of the United States ("Equitable"), with responsibility for all activities related to Equitable's portfolio of corporate investments acquired through direct negotiation. Mr. Stoddard was associated with Equitable for over 30 years. He holds an A.B. degree from Brigham Young University, an M.B.A. from Harvard Business School and an LL.B. from Fordham University Law School. Mr. Stoddard serves as a Director and Senior Executive Vice President of W. P. Carey & Co. LLC and Chairman of its Investment Committee. Mr. Stoddard is also a director of CIP(R), CPA(R):14 and CPA(R):15.

ELIZABETH P. MUNSON*
AGE: 48
DIRECTOR SINCE: 2002

     Ms. Munson joined the Board of Directors in April 2002. Ms. Munson is the President of The Rockefeller Trust Company (New York) and The Rockefeller Trust Company (Delaware), joining those companies in June 2001. Ms. Munson is also a Managing Director of Rockefeller & Co., a position she has held since December 2001. Prior to joining Rockefeller, she was a partner in the Private Clients Group of White & Case LLP from January 1993 to June 2001 and an associate at White & Case LLP from October 1983. Ms. Munson serves on the Board of Advisors of the Wildlife Conservation Society, Bronx, New York, is a member of the Board of Managers and Vice President of Episcopal Social Services, New York, New York and is a member of the Board of Directors and President of United Neighbors of East Midtown, New York, New York. Ms. Munson is also a director of CPA(R):15 and CPA(R):16 - Global.

CHARLES E. PARENTE*
AGE: 63
DIRECTOR SINCE: 2004

     Mr. Parente currently serves as Chief Executive Officer of Pagnotti Enterprises, Inc., a diversified holding company whose primary business includes workers' compensation insurance, real estate, anthracite coal mining preparation and sales and cable television. Prior to this, from 1988 through 1993, he served as

President and Chief Executive Officer of C-TEC Corporation, a telecommunications and high-technology company. From 1970 through 1987, Mr. Parente was Chief Executive Officer and Managing Partner of Parente Randolph, PC, the leading independent accounting and consulting firm in Pennsylvania and among the top 30 in the country. Before this, from 1962 through 1970, he was a Principal at Deloitte, Haskins & Sells, a public accounting firm. Mr. Parente is a member of the Board of Directors of: Sordoni Construction Services, Inc., a real estate development company; Kern Plastic Playing Cards, Inc., a manufacturer of cellulose acetate playing cards; Bertels Can Company, a private manufacturer of metal cans for the gift industry; Circle Bolt & Nut Co., a distributor of industrial products, and Frank Martz Coach Co. & Subsidiaries, a diversified transportation company. He is active with various civic and community organizations and serves as Chairman of the Board of Directors of the Wyoming Valley Health Care System, Inc. and is a board member of The Luzerne Foundation. He is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the World Business Council. He graduated cum laude from King's College in Wilkes-Barre, PA. He is also a director of CPA(R):14 and CPA(R):15.

* Independent Director

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

BENJAMIN P. HARRIS
AGE: 29

     Mr. Harris, President, earned B.S. degrees in Economics from the University of Kings College and Dalhousie University. He joined W. P. Carey & Co. in June 1998 as an analyst in W. P. Carey's Finance Department and moved to the Acquisitions Department in 1999. In 2001 he became a Chartered Financial Analyst and was elected Vice President. He became Director and First Vice President in 2002, and Executive Director in 2003. Mr. Harris is a Young Patron of the Philharmonic and a member of the Student Sponsorship Partnership. He is also a Member of the Alternative Investment Committee of the New York Society of Securities Analysts.

GORDON F. DUGAN
AGE: 37

     Mr. DuGan, Vice Chairman and Co-CEO, currently also serves as President and Co-CEO of W. P. Carey & Co. LLC. Mr. DuGan joined W. P. Carey & Co. as Assistant to the Chairman in 1988 and in 1995 was elevated to Senior Vice President in the Acquisitions Department. From October 1995 until February 1997 he was chief financial officer a Colorado-based wireless communications equipment manufacturer. Mr. DuGan rejoined W. P. Carey & Co. as Deputy Head of Acquisitions in February 1997, and was elected to Executive Vice President and Managing Director in June 1997, President in 1999 and Co-CEO in 2002. Mr. DuGan serves as Vice Chairman and Co-CEO of CIP(R), CPA(R):14, CPA(R):15 and
CPA(R):16 - Global and as Trustee of the W. P. Carey Foundation. He also serves on the Board of the New York Pops and the Hewitt School and is a member of the Young Presidents Organization. Mr. DuGan received his B.S. in Economics from the Wharton School at the University of Pennsylvania.

JOHN J. PARK
AGE: 39

     Mr. Park, Managing Director and Chief Financial Officer, is also a Managing Director and Chief Financial Officer of W. P. Carey & Co. LLC. Mr. Park joined
W. P. Carey & Co., Inc. as an Investment Analyst in December 1987, became a First Vice President of W. P. Carey & Co., Inc. in April 1993 and a Senior Vice President in October 1995. Mr. Park received a B.S. in Chemistry from Massachusetts Institute of Technology in 1986 and an M.B.A. in Finance from the Stern School of New York University in 1991. Mr. Park is also Managing Director and Chief Financial Officer of CIP(R), CPA(R):14, CPA(R):15 and CPA(R):16 - Global.

                         REPORT OF THE AUDIT COMMITTEE

     The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other CPA(R):12 filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent CPA(R):12 specifically incorporates this Report by reference therein.

     The Audit Committee reports as follows with respect to the audit of CPA(R):12's fiscal 2003 audited financial statements.

     The audit functions of the Committee focus on the adequacy of CPA(R):12's internal controls and financial reporting procedures, the performance of CPA(R):12's internal audit functions and the independence and performance of CPA(R):12's independent auditors, PricewaterhouseCoopers LLP. The Committee meets periodically with management to consider the adequacy of internal controls and the objectivity of CPA(R):12's financial reporting. The Committee discusses these matters with appropriate internal financial personnel as well as independent auditors. The Committee also meets privately with the independent auditors. The Committee held four regularly scheduled quarterly meetings during 2003, and also met three additional times prior to each of CPA(R):12's three quarterly filings on Form 10-Q.

     Management has primary responsibility for CPA(R):12's financial statements and the overall reporting process, including CPA(R):12's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, and discuss with the Committee any issues they believe should be raised with us. The Committee monitors these processes, relying without independent verification on the information provided to us and on the representations made by management and the independent auditors.

     The Committee has reviewed and discussed the audited financial statements with the management of CPA(R):12. The directors who serve on the Audit Committee are all "independent" as defined in the New York Stock Exchange listing standards and applicable rules of the Securities and Exchange Commission. That is, the Board of Directors has determined that none of us has a relationship to CPA(R):12 that may interfere with our independence from CPA(R):12 and its management.

     The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence from CPA(R):12 and, based on review and discussions of CPA(R):12's audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Board of Directors has adopted a formal written charter for the Audit Committee.

                                          Submitted by the Audit Committee:

                                          William Ruder, Chairman
                                          Elizabeth P. Munson
                                          Charles E. Parente

FINANCIAL EXPERT

     Our Board of Directors has determined that Charles E. Parente, an independent director and member of the Audit Committee, is a "financial expert" as defined in Item 401 of Regulation S-K under the Securities Act of 1933, as amended.

FEES BILLED BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL YEARS 2003 AND 2002

     The following table sets forth the approximate aggregate fees billed to CPA(R):12 during fiscal years 2003 and 2002 by PricewaterhouseCoopers LLP:

                                                                2003       2002
                                                              --------   --------
Audit Fees(1)...............................................  $ 89,000   $ 83,000
Audit Related Fees(2).......................................     9,100     12,600
Tax Fees(3).................................................   149,500    101,700
All Other Fees(4)...........................................        --         --
                                                              --------   --------
  Total Fees................................................  $247,600   $197,300

---------------

(1) AUDIT FEES: This category consists of fees for professional services rendered for the audit of CPA(R):12's fiscal 2003 and 2002 financial statements included in the Annual Reports on Form 10-K and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2003 and 2002, and other audit services including SEC registration statement review and the related issuance of comfort letters and consents.

(2) AUDIT RELATED FEES: This category consists of audit related services performed by PricewaterhouseCoopers LLP and primarily includes accounting consultations in connection with transactions.

(3) TAX FEES: This category consists of fees billed to CPA(R):12 by PricewaterhouseCoopers LLP for tax compliance and consultation services.

(4) ALL OTHER FEES: No fees were billed for other services rendered by PricewaterhouseCoopers LLP for the years ended 2003 and 2002.

     The Audit Committee considered whether the provision of services described above under "All Other Fees" is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

PRE-APPROVAL BY AUDIT COMMITTEE

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For fiscal year 2003, pre-approved non-audit services included all of all those services described above for "Audit Related Fees," "Tax Fees," and "All Other Fees."

                    BOARD MEETINGS AND DIRECTORS' ATTENDANCE

     There were four Board meetings held in 2003. No incumbent director attended less than 75% of the total number of Board and Audit Committee meetings held in 2003 during the incumbent's term as a director.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     CPA(R):12 has no employees. Day-to-day management functions are performed by W. P. Carey & Co. LLC or its affiliates. Please see the section titled "Certain Transactions" for a description of the contractual arrangement between the CPA(R):12 and W. P. Carey & Co. LLC.

     During 2003, CPA(R):12 paid no cash compensation to any of its executive officers.

     During 2003, the directors as a group received fees of $76,000. Wm. Polk Carey and George E. Stoddard did not receive compensation for serving as directors.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission Regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the Compensation Committee of the Board of Directors (or a report of the full Board of Directors in the absence of a Compensation Committee). As noted above, CPA(R):12 has no employees and pays no compensation. As a result, the Board of Directors has not considered a compensation policy for employees and has not included a report with this Proxy Statement.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, CPA(R):12's Board of Directors has not appointed a Compensation Committee. None of the members of the CPA(R):12 Board are involved in a relationship requiring disclosure as an interlocking executive officer/director or under Item 404 of Regulation S-K or as a former officer or employee of CPA(R):12.

                       SECURITIES OWNERSHIP BY MANAGEMENT

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. As of April 12, 2004, the record date, we know of no shareholder who owns beneficially 5% or more of the outstanding shares of CPA(R):12.

     The following table shows how many shares of CPA(R):12's common stock the directors and executive officers owned as of April 12, 2004, the record date. Wm. Polk Carey owned 5.3% of the common stock. No other director or executive officer beneficially owned more than 1% of the common stock. The directors and executive officers as a group owned 5.6% of the common stock.

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

                                                               SHARES OF COMMON STOCK
NAME                                                             BENEFICIALLY OWNED
----                                                           ----------------------
Wm. Polk Carey..............................................           1,623,354(1)
Elizabeth P. Munson.........................................                  --
William Ruder...............................................               2,500
George E. Stoddard..........................................               1,000
Charles E. Parente..........................................                  --
Benjamin P. Harris..........................................                  --
Gordon F. DuGan.............................................              47,433
John J. Park................................................              10,485
                                                                    ------------
Directors & Executive Officers as a Group (8 persons).......           1,684,772

---------------

(1) Includes 586,565 shares owned by Carey Property Advisors L.P., 831 shares owned by W. P. Carey & Co., Inc., 34,500 shares owned by the W. P. Carey Foundation, 997,621 shares owned by W. P. Carey & Co. LLC and 3,837 shares directly owned by Mr. Carey. The inclusion of these shares in the table above is not to be construed as a representation that Mr. Carey beneficially owns such shares, with the exception of the 3,837 shares that are owned directly by Mr. Carey.

                            STOCK PERFORMANCE GRAPH

     Comparison of Cumulative Return. The graph below provides an indicator of cumulative shareholder returns for CPA(R):12 as compared with the S&P 500 Stock Index and a Peer Group(1).

                                    (GRAPH)

(1) The Peer Group Index included in the Performance Graph has been constructed and calculated by CPA(R):12. The Peer Group is comprised of issuers whose securities are publicly held but for which no active trading market exists. The index has been constructed assuming a constant share price and the annual reinvestment of dividends. The issuers included in the peer group and the relative weighting of the issuers' returns in the total index (calculated using total initial market capitalization) are as follows:

                       OFFERING $    1997     1998     1999     2000     2001     2002     2003
                       ----------   ------   ------   ------   ------   ------   ------   ------
Capital Senior Living
  Corporation........  $   75,201     4.80%    2.11%    2.11%    2.11%    0.00%    0.00%    0.00%
Capital Senior Living
  Corporation........  $   51,812     3.30%    1.46%    1.46%    1.46%    1.49%    0.00%    0.00%
CPA(R):10............  $   72,000     4.59%    2.02%    2.02%    2.02%    2.07%    0.00%    0.00%
CIP(R) (CPA:11)......  $  216,000    13.78%    6.07%    6.07%    6.07%    6.20%    4.04%    2.84%
CNL Restaurant
  Properties.........  $  869,900    55.48%   24.43%   24.43%   24.43%   24.96%   16.28%    9.37%
CPA(R):14............  $  658,000     0.00%   18.48%   18.48%   18.48%   18.88%   12.32%    7.09%
CNL Hospitality
  Properties.........  $2,150,000     0.00%   20.28%   20.28%   20.28%   20.72%   20.70%   23.16%
Wells Real Estate
  Investment Trust...  $3,960,000     0.00%   17.21%   17.21%   17.21%   17.58%   33.69%   42.65%
CPA(R):15............  $1,090,000     0.00%    0.00%    0.00%    0.00%    0.00%    7.49%   11.74%
                       ----------   ------   ------   ------   ------   ------   ------   ------
                       $9,142,913   100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
                       ==========   ======   ======   ======   ======   ======   ======   ======

                                CODES OF ETHICS

     The Company's Board of Directors has adopted a Code of Ethics which sets forth the standards of business conduct and ethics applicable to all of our employees, including our principal executive officers and directors. The Board of Directors has also adopted a Code of Ethics for Chief Executive Officers and Senior Financial Officers, which contain additional standards for senior officers. Both of these codes are available on the Company's website (www.cpa12.com) in the "Investor Relations" section. We also intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our co-chief executive officers, principal financial officer and principal accounting officer) or to the Code of Ethics for Chief Executive Officers and Senior Financial Officers at this location on the website.

                              CERTAIN TRANSACTIONS

     Wm. Polk Carey, Co-Chief Executive Officer, is a member of the CPA(R):12's Board of Directors. During 2003, CPA(R):12's advisor, Carey Asset Management Corp. a Delaware corporation and wholly owned subsidiary of W. P. Carey & Co. LLC, a Delaware limited liability company of which Wm. Polk Carey is chairman of the Board and Co-CEO, was retained by CPA(R):12 to provide advisory services in connection with identifying and analyzing prospective property investments as well as providing day-to-day management services to CPA(R):12. For the services provided to CPA(R):12, the advisor earns an asset management fee and a performance fee, each equal to a percentage of the average invested assets of CPA(R):12 for the preceding month, payable monthly. The payment of the performance fee, however, is subordinated to specified returns to shareholders. During 2003, the asset management and performance fees earned by the advisor were $3,378,780 and $3,378,780 respectively. During 2003, the advisor earned structuring, development, acquisition and mortgage placement fees totaling $2,031,731 in return for performing services related to CPA(R):12's real estate purchases. During 2003, CPA(R):12 also reimbursed its advisor for certain expenses totalling $1,378,810.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Messrs. Carey, Stoddard, DuGan, Park each filed a Form 5 on or before February 17, 2004 to report their status as Reporting Persons, which filings had not previously been timely made. Based on a review of its records and written representations, CPA(R):12 believes that during 2003, the remainder of its officers and directors complied with the beneficial ownership reporting requirements of the Securities Exchange Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     From our inception, we have engaged the firm of PricewaterhouseCoopers LLP as our independent public accountants, and we have selected
PricewaterhouseCoopers LLP as auditors for 2004. PricewaterhouseCoopers LLP also serves as auditors for W. P. Carey & Co. LLC.

     A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to respond to questions.

                           SHAREHOLDER COMMUNICATIONS

     The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, Ms. Susan C. Hyde, Director of Investor Relations, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the directors as she considers appropriate.

     Communications are forwarded to all directors or to a specifically addressed director if they relate to important substantive matters and include suggestions or comments that Ms. Hyde considers to be important to the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

     Shareholders who wish to send communications on any topic to the Board should address such communications in care of Susan C. Hyde, Director of Investor Relations, at W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, NY 10020.

                                 OTHER MATTERS

     Only one proxy statement is being delivered to multiple security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a security holder of a shared address to which a single copy was delivered. Also, security holders sharing an address may request a single copy of annual reports or proxy statements if they are currently receiving multiple copies. Such requests can be made by contacting Ms. Susan C. Hyde, W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, or calling 212-492-1100.

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call toll free 1-888-514-4649 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

 or

2. Via the Internet at www.proxyvoting.com/wpc and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE
REVOCABLE PROXY
CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
Proxy for Annual Meeting of Shareholders June 10, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Corporate Property Associates 12 Incorporated appoints Claude Fernandez and Gordon F. DuGan, and each of them, with full power of substitution, as proxy to vote all shares of the undersigned in Corporate Property Associates 12 Incorporated at the Annual Meeting of shareholders to be held on June 10, 2004 and at any adjournment thereof, with like effect and as if the under-signed were personally present and voting, upon the following matters:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE.

o

o

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

J Printed on recycled paper

CORPORATE PROPERTY ASSOCIATES 12 -- ANNUAL MEETING, JUNE 10, 2004

Please mark your votes as indicated in this example X Date

Stockholder sign above Co-holder (if any) sign above Please be sure to sign and date this Proxy in the box below.

1. Election of Directors for the One-Year Term Expiring in 2005:

(01) William P. Carey (02) William Ruder
(03) George E. Stoddard (04) Elizabeth P. Munson
(05) Charles E. Parente

o

o

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

With- For All

For hold Except

FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW x x x

The Board of Directors recommends a vote OFORO all nominees.

PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR THE NOMINATED DIRECTORS, AND (2) FOR OR AGAINST ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDER.

SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS
IMPRINTED HEREON. When signing in a representative capacity, please give title.

When shares are held jointly, only one holder need sign.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark

"For All Except" and write that nominee's name in the space provided below.

2. Such other matters as may properly come before the meeting at the discretion of the proxy holders.

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please have this card handy when you call. You will need it in front of you in order to complete the voting process.

VOTE BY PHONE : You will be asked to enter the Control Number (look below at right).

OPTION A: To vote as the Board of Directors recommends on the proposal, press 1. Your vote will be confirmed.

OPTION B: If you choose to vote on the proposal on your own, press 2. You will hear these instructions:

To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2. To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 3 and listen to the instructions.

VOTE BY INTERNET : The web address is www.proxyvoting.com/wpc

You will be asked to enter the Control Number (look below at right). If you vote by telephone or Internet, DO NOT mail back your proxy card. Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

THANK YOU FOR VOTING

VOTE BY TELEPHONE/INTERNET

QUICK EASY IMMEDIATE S

Call Toll Free On a Touch Tone Telephone 1-888-514-4649 - ANYTIME

There is NO CHARGE to you for this call

TELEPHONE/INTERNET VOTING DEADLINE: 12 midnight-June 9, 2004